Exhibit 10.2

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Client Code/Reference No:

AMENDMENT

Date of Amendment:

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000 and as subsequently amended, by and between Morgan Stanley Capital International Inc. (“MSCI”) and Barclays Global Investors, N.A (“Licensee”), as amended.

1.	Exhibit A of the Agreement is hereby amended to add the following additional indices:
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•	MSCI Chile Index
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•	MSCI BRIC Index
•	MSCI Israel Capped Index
•	MSCI EM (Emerging Markets) Eastern Europe Index
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2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

BARCLAYS GLOBAL INVESTORS, N.A.		MORGAN STANLEY CAPITAL INTERNATIONAL INC.
By	/s/ D. Wojnar	By	/s/ Dennis Sidlauskas
Name	D. WOJNAR	Name	Dennis Sidlauskas
	(printed)		(printed)
(Executive Director)
BARCLAYS GLOBAL INVESTORS, N.A
By	/s/ Mike Latham
Name	Mike Latham
(printed)